IMAGIS TECHNOLOGIES INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual General Meeting of the shareholders of Imagis Technologies Inc. (the "Company") will be held at Suite 1300, 1075 West Georgia Street, Vancouver, British Columbia, on Friday, June 29, 2001, at 2:00 p.m., for the following purposes:

1.     To receive and consider the Report of the Directors.

2.     To receive and consider the audited financial statements of the Company for the year ended December 31, 2000, together with the auditors' report thereon.

3.     To appoint auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors.

4.     To fix the number of directors for the ensuing year at six.

5.     To elect directors for the ensuing year.

6.     To consider and, if deemed advisable, pass an ordinary resolution of disinterested shareholders to approve an amendment to the Company's 2000 stock option plan, subject to regulatory approval, and as more particularly described in the accompanying Information Circular.

7.     To transact such other business as may properly come before the meeting.

Shareholders unable to attend the Annual General Meeting in person are requested to read the enclosed Information Circular and Proxy, and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof with the Company's transfer agent, CIBC Mellon Trust Company, Suite 1600, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, at least 48 hours (excluding Saturdays, Sundays, and holidays) before the time of the meeting or adjournment thereof. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

DATED at Vancouver, British Columbia, this 15th day of May, 2001.

ON BEHALF OF THE BOARD OF DIRECTORS

"Iain Drummond"

President and Chief Executive Officer

IMAGIS TECHNOLOGIES INC.
 Suite 1300 - 1075 West Georgia Street
Vancouver, British Columbia V6E 3C9
Telephone: (604) 684-2449 Fax: (604) 684-4601

INFORMATION CIRCULAR
 as at May 15, 2001
(unless otherwise noted)

This Information Circular is furnished in connection with the solicitation of proxies by the management of IMAGIS TECHNOLOGIES INC. (the "Company") for use at the annual general meeting (the "Meeting") of its shareholders to be held on June 29, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. Pursuant to Section 111 of the Company Act (British Columbia), advance notice of the Meeting was published in The Vancouver Sun on April 30, 2001, and filed with the Canadian Venture Exchange Inc. and all provincial Securities Commissions in Canada. Currency figures are Canadian Dollars unless otherwise noted.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All costs of this solicitation will be borne by the Company.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy as proxyholders are directors or senior officers of the Company. A shareholder has the right to appoint a person, who need not be a shareholder, to attend and act for the shareholder and on the shareholder's behalf at the Meeting other than either of the persons designated in the accompanying form of proxy, and may do so either by inserting the name of that other person in the blank space provided in the accompanying form of proxy or by completing and delivering another suitable form of proxy.

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the office of CIBC Mellon Trust Company by fax (604) 688-4301, by mail or by hand to Suite 1600, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1 not less than 48 hours (excluding Saturdays, Sundays, and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used.

A shareholder who has given a proxy may revoke it by an instrument in writing duly executed and delivered either to CIBC Mellon Trust Company or to the registered office of the Company at P.O. Box 11117, Royal Centre, Suite 1500 - 1055 West Georgia Street, Vancouver, British Columbia V6E 4N7, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or of any reconvening thereof, or in any other manner provided by law. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Registered and Unregistered Shareholders

Registered shareholders may vote the shares they hold in the Company either by attending the Meeting in person or, if they do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this Information Circular.

Unregistered shareholders, being persons whose holdings of shares of the Company are registered in the name of a stockbroker or financial intermediary, must follow special procedures if they wish to vote at the Meeting. To vote in person at the Meeting, an unregistered shareholder must insert his or her name in the space provided in the proxy for the appointment of a person, other than the persons named in the proxy, as proxyholder. In such case, the unregistered shareholder attends as a proxyholder for their own shareholdings and is subject to the same limitations as any other proxyholder in voting shares (see "Exercise of Discretion"). If the unregistered shareholder does not plan to attend the Meeting, the unregistered shareholder can vote by proxy, by following the instructions included on the proxy and provided to the unregistered shareholder by the relevant financial intermediary. In either case, the proxy must be delivered in the manner provided for in this Information Circular or as instructed by the shareholder's financial intermediary. An unregistered shareholder who does not follow the instructions for delivery of the relevant form of proxy and who attends the Meeting will not be entitled to vote at the Meeting.

Exercise of Discretion

The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for. A proxy in the accompanying form will confer discretionary authority on the nominees named therein with respect to

(a)     each matter or group of matters identified therein for which a choice is not specified, other than the election of directors and the appointment of an auditor,

(b)     any amendment to or variation of any matter identified therein, and

(c)     any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the proxy, the nominees named in the accompanying form will vote shares represented by the proxy for the approval of such matter.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each nominee intends to vote thereon in accordance with the nominee's best judgment.

Voting Shares and Principal Shareholders

Voting of Common Shares - General

Only shareholders of record at the close of business on May 15, 2001, who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their shares voted at the Meeting. As of May 15, 2001, the Company had outstanding 14,045,298 fully paid and non-assessable common shares without par value, each carrying the right to one vote.

Advice to Beneficial Holders of Common Shares

The information set forth in this section is of significant importance to many shareholders as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Information Circular as "Beneficial Shareholders") should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If the common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instruments of the Beneficial Shareholder. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker's clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. The purpose of the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is limited to instructing the registered shareholders (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Independent Investor Communications Corporation ("IICC"). IICC typically mails a special proxy form to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to IICC. IICC then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of common shares to be represented at the Meeting. A Beneficial Shareholder receiving a proxy form from IICC cannot use that proxy to vote shares directly at the Meeting - the proxy must be returned to IICC well in advance of the Meeting in order to have the common shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares registered in the name of his or her broker (or agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial Shareholders who wish to attend at the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the Instrument of Proxy provided to them and return the same to their broker (or broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

Principal Holders of Common Shares

To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to all outstanding shares of the Company, which have the right to vote in all circumstances.

ELECTION OF DIRECTORS

The size of the board of directors is currently determined at seven. The board proposes that the number of directors be decreased to six. Shareholders will therefore be asked to approve an ordinary resolution that the number of directors elected be fixed at six.

The term of office of each of the current directors will end at the conclusion of the Meeting. Each director elected will hold office until the conclusion of the next annual general meeting of the Company at which a director is elected, unless the director's office is earlier vacated in accordance with the Articles of the Company or the provisions of the Company Act (British Columbia).
Name, Present Position with Company and Municipality of Residence	Present Principal Occupation(1)	Previously a Director Since	Shares Owned(2)
Iain Drummond (3) President, Chief Executive Officer and Director Vancouver, B.C., Canada	President, Chief Executive Officer and director of the Company; previously President of Imagis Cascade Technologies Inc.	Feb. 12, 1999	7,500 direct
Altaf Nazerali (3) (5) Director North Vancouver, B.C., Canada	Financier; President, Chief Executive Officer and director of Multivision Communications Corp.; President and director of Intacta Technologies Inc.	July 6, 1998	234,166 direct 83,334 escrow 97,500 indirect(6)
Rory Godinho (3) (5) Director West Vancouver, B.C., Canada	Lawyer; principal, Godinho Sinclair	July 6, 1998	202,167 direct 33,333 escrow
Frederick Clarke (5) Director Abbotsford, B.C., Canada	Founder and Chairman of The Clarke Group of Companies, a diversified forestry organization	Feb. 12, 1999	50,000 direct 588,235 indirect(4)
Oliver "Buck" Revell Director Dallas, Texas, U.S.A.	Chairman of the Board of the Company; President, Revell Group International	Jan. 31, 2000	Nil
Robert Gordon Director London, England	Previously Senior Vice-President Oracle Corporation	Feb. 15, 2000	Nil

(1)     Includes occupations for preceding five years unless the director was elected at the previous Annual General Meeting and was shown as a nominee for election as a director in the Information Circular for that meeting.

(2)     The approximate number of shares of the Company carrying the right to vote in all circumstances beneficially owned, directly and indirectly, or over which control or direction is exercised by each proposed nominee as of April 30, 2001.

(3)     Member of Executive Committee.

(4)     Pacific Cascade Consultants Ltd. ("Pacific") owns 1,176,470 common shares in the capital of the Company. Pacific is owned as to 50% by FWC Holdings Ltd., which is controlled by Frederick Clarke, and 50% by Andrew Amanovich, the Company's Chief Technology Officer.

(5)     Member of Audit Committee.

(6)     Units held by International Portfolio Management Inc., a company controlled by Mr. Nazerali. Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder to purchase an additional common share for a period of one year at a price of $1.10 per share. The units were issued on April 26, 2001.

Pursuant to the provisions of the Company Act (British Columbia) the Company is required to have an Audit Committee whose members are indicated above.

REMUNERATION AND APPOINTMENT OF AUDITORS

The persons named in the enclosed proxy, unless directed by the shareholders completing the proxy to abstain from doing so, intend to vote for the appointment of KPMG LLP, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, British Columbia, as auditors for the Company to hold office until the next Annual General Meeting of the shareholders, at a remuneration to be fixed by the directors.

COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

During the Company's financial year ended December 31, 2000, the aggregate direct remuneration paid or payable to the Company's directors and senior officers by the Company and its subsidiaries, all of whose financial statements are consolidated with those of the Company, was $332,986. There was no direct remuneration paid or payable to Company's directors and senior officers by subsidiaries of the Company whose financial statements are not consolidated with those of the Company.

No pension plans or retirement benefit plans have been instituted by the Company and none are proposed at this time.

During the financial year ended December 31, 2000, the Company paid office expenses of $294,380 for accounting, rent and administrative expenses charged by a company, certain directors of which are directors of the Company. Of this amount, $72,000 was for rent of office space.

Statement of Executive Compensation
		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position of Named Executive Officer	Fiscal Year Ending	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Securities Granted Under Options/ SARs(1) Granted #	Restricted Shares or Restricted Share Units ($)	LTIP(2) Payouts ($)	All Other Compen- sation ($)
Iain Drummond President	2000	$143,153(3)	Nil	$9,600	Nil	Nil	Nil	Nil
	1999	$125,000(3)	Nil	$9,600	400,000(4)	Nil	Nil	Nil(4)
Altaf Nazerali Former President(5)	1998	Nil	Nil	Nil	80,000	Nil	Nil	Nil

(1)     "SARS" or "stock appreciation right" means a right granted by the Company, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Company.

(2)     "LTIP" or "long term incentive plan" means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.

(3)     The value of perquisites and other personal benefits received by the Named Executive Officer during the year was not greater than 10% of the total annual salary and bonus of such Named Executive Officer.

(4)     Mr. Drummond was issued a warrant to purchase 400,000 shares in the capital of the Company at an exercise price of $1.25 per share in consideration of renouncing his right to acquire up to 6% equity interest in Imagis Cascade Technologies Inc. At the date of grant, being February 25, 1999, the Company's shares were trading in the $1.10 range. The Drummond warrant was priced in line with the Company's proposed Exchange Offering Prospectus public offering and at a premium to the Company's trading price.

(5)     Mr. Nazerali resigned as President on February 23, 1999.

The Company has no long term incentive plans and in accordance with the instructions contained in Form 41 of the Rules to the Securities Act (British Columbia), the table respecting LTIP awards is not presented.

Option/SAR Grants During the Most Recently Completed Financial Year

No options were granted to the Named Executive Officers during the most recently completed financial year.

Aggregate Option/SAR Exercises During the Most
Recently Completed Financial Year and Financial Year Option/SAR Values

During the most recently completed financial year ended December 31, 2000, no stock options were exercised by the Named Executive Officers.
Name of Executive Officer	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options/SARS at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised in the Money Options/SARS at Fiscal Year End ($) Exercisable/Unexercisable
Iain Drummond	Nil	Nil	400,000 exercisable	$240,000 exercisable

Option/SAR Repricings

No stock options granted to the Named Executive Officers were repriced during the most recently completed financial year ended December 31, 2000.

Termination of Employment, Change in Responsibilities and Employment Contracts

There are no compensatory plans or arrangements with respect to the Named Executive Officers resulting from the resignation, retirement or any other termination of employment of the officer's employment or from a change of the Named Executive Officer's responsibilities following a change in control.

Compensation of Directors

There are no arrangements under which directors were compensated by the Company and its subsidiaries during the financial year ended December 31, 2000, for their services in their capacity as directors or consultants other than for the sum of $2,000 per month plus taxes payable to each of Ms. Sandra Buschau, the Secretary of the Company, and Mr. Rory Godinho, for consulting services.

ADDITIONAL COMPANY INFORMATION

Indebtedness of Directors, Executive Officers and Senior Officers

None of the directors, executive officers, or senior officers of the Company or any subsidiary thereof, or any associate or affiliate of any of them, is or has been indebted to the Company.

Directors' and Officers' Liability

Under an existing policy of insurance, the Company is entitled to be reimbursed for indemnity payments it is required or permitted to make to directors and officers. The directors and officers of the Company as individuals are insured for losses arising from claims against them for certain of their acts, errors or omissions. The policy provides a maximum coverage in any one policy year of US$5 million in annual claims (subject to a deductible of US $100,000 per securities and other conduct claim and US$50,000 for other claims) payable by the Company. The annual premium in the current fiscal year is US$44,900. The premiums for the policy are not allocated between directors and officers as separate groups.

Interest of Insiders in Material Transactions

To the knowledge of management of the Company, no insider or nominee for election as a director of the Company had any interest in any material transaction during the year ended December 31, 2000, or has any interest in any material transaction in the current year, except as set out herein and as follows:

(a)     Pursuant to the Company's news release of February 1, 2000, the Company arranged a private placement of 875,000 units at a price of $0.80 per unit, of which the following directors and senior officers subscribed for units:
Name of Director/Senior Officer	Number of Units
Pacific Cascade Consultants Ltd.(1)	250,000
Rory S. Godinho	45,000
Altaf Nazerali	31,250
Total	326,250

(1)     Owed 50% by FWC Holdings Ltd. a company controlled by Mr. Frederick Clarke and 50% by Andrew Amanovich, the Company's Chief Technology Officer.

Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder thereof to purchase an additional common share for a period of one year at a price of $0.80 per share. The units were issued on March 17, 2000.

(b)     Pursuant to the Company's news releases of February 19, 2001 and March 22, 2001, the Company arranged a private placement of 1,270,000 units at a price of $1.00 per unit, of which the following directors and senior officers of the Company subscribed for units:
Name of Director/Senior Officer	Number of Units
International Portfolio Management Inc.(1)	97,500

(1)     A company controlled by Mr. Altaf Nazerali.

Each unit consists of one common share and one non-transferable share purchase warrant entitling the holder thereof to purchase an additional common share for a period of one year at a price of $1.10 per share. The units to International Portfolio Management Inc. were issued on April 26, 2001.

(c)     The following stock options are held by directors and senior officers of the Company as at the date of this Information Circular:

Name of Optionee	Number of Options Held	Exercise Price	Date of Grant	Expiry Date
Ross Wilmot	75,000	$0.30	July 7, 1998	July 7, 2003
Sandra Buschau	75,000	$0.30	July 7, 1998	July 7, 2003
Altaf Nazerali	80,000	$0.30	July 7, 1998	July 7, 2003
Andy Amanovich	47,500	$1.00	Feb 25, 1999	Feb 25, 2004
Oliver "Buck" Revell	45,000	$1.00	March 25, 1999	March 26, 2004
Robert Gordon	60,000	$1.00	July 19, 1999	July 19, 2004
Sandra Buschau	15,000	$1.00	Jan 18, 2000	Jan 19, 2005
Ross Wilmot	15,000	$1.00	Jan 18, 2000	Jan 19, 2005
Oliver "Buck" Revell	15,000	$1.00	Jan 18, 2000	Jan 19, 2005
Andy Amanovich	15,000	$1.00	Jan 18, 200	Jan 19, 2005
Altaf Nazerali	15,000	$1.00	Jan 18, 2000	Jan 19, 2005
Altaf Nazerali	100,000	$3.00	June 2, 2000	June 2, 2005
Rory S. Godinho	100,000	$3.00	June 2, 2000	June 2, 2005
Altaf Nazerali	100,000	$1.50	May 14, 2001	May 14, 2006
Rory S. Godinho	100,000	$1.50	May 14, 2001	May 14, 2006
Total	857,500

Management Contracts

Pursuant to an agreement dated February 23, 1999, the Company retained Mr. Iain Drummond, the President, Chief Executive Officer and a director of the Company, to act as President and Chief Executive Officer of Imagis. He is paid a salary by Imagis of $143,153 per annum.

Pursuant to an agreement dated February 25, 1999, between the Company and Mr. Shafiq Nazerali-Walji, Mr. Nazerali-Walji agreed to provide management advice to the Company's board of directors. Under this agreement, he is also responsible for corporate financing activities and for coordinating the dissemination of corporate information to shareholders, the investment community and the general public. Mr. Nazerali receives $1,000 per month (plus applicable GST) for his services. The agreement was for an initial term of one year and was automatically renewed on the same terms and conditions for a further one year term.

Management services for the Company are not, to any material degree, performed by persons other than the senior officers of the Company.

PARTICULARS OF MATTERS TO BE ACTED UPON

Amendment to the 2000 Stock Option Plan

In order to provide incentive to directors, officers, employees, management, and others who provide services to the Company to act in the best interests of the Company, the Company adopted a stock option plan in 1999 (the "1999 Plan"). The 1999 Plan was approved by shareholders at the Company's annual general meeting held on June 16, 1999. Under the 1999 Plan, a total of 1,800,000 shares of the Company were reserved for share incentive options to be granted at the discretion of the Company's board of directors to eligible optionees (the "Optionees").

At the Company's 2000 Annual General Meeting held on June 23, 2000, shareholders approved a new stock option plan (the "2000 Plan"). Under the 2000 Plan, a total of 2,381,960 shares of the Company are reserved for issuance. A total of 1,884,498 options are governed by the 1999 and 2000 Plans. Of the total number of options granted, 857,500 options were granted to Insiders. There are currently 489,129 options available for grant under the 2000 Plan.

Management seeks shareholder approval for the Company to amend the 2000 Plan in accordance with and subject to the rules and policies of the Canadian Venture Exchange Inc. (the "CDNX") in order to increase the number of allowable options under the 2000 Plan. It is proposed that, subject to CDNX and shareholder approval, the total number of common shares allotted and reserved for future issuance will be equivalent to approximately 20% of the issued and outstanding share capital of the Company as of the Meeting date.

In the event no further options are exercised before the Meeting and the Company's issued and outstanding shares remain the same, then provided the amendment to the 2000 Plan is approved by shareholders and accepted for filing by CDNX, there will be approximately 924,562 options available for grant.

Regulatory Requirements

The Company's common shares trade on the CDNX, which requires that listed companies obtain the approval of their members for stock option plans, where it is a share compensation arrangement which, together with all of the Company's other previously established or proposed share compensation arrangements, could result, at any time, in:

(a)     the number of shares reserved for issuance pursuant to stock options exceeding 10% of the Company's issued and outstanding share capital; or

(b)     the issuance, within a one year period, of a number of shares exceeding 10% of the Company's issued and outstanding share capital.

Disinterested shareholder approval of stock options must be obtained where:

(a)     a stock option plan, together with all of the Company's other previously established or proposed stock option grants could result at any time in:

(i)     the number of shares reserved for issuance pursuant to stock options granted to Insiders exceeding 10% of the outstanding issue;

(ii)     the issuance to Insiders, within a one year period of a number of shares exceeding 10% of the outstanding issue; or

(iii)     the issuance to any one Insider and such Insider's associates, within a one year period of a number of shares exceeding 5% of the outstanding issue (the ability to grant in excess of 5% per year to Insiders is restricted to Tier 1 issuers).

(b)     the Company is decreasing the exercise price of stock options previously granted to Insiders.

If disinterested shareholder approval is required, the stock option agreement or plan must be approved by a majority of the votes cast by all members at the shareholders' meeting excluding votes attaching to shares owned by:

(i)     Insiders to whom options may be issued under the stock option plan; and
(ii)     associates of persons referred to in item (ii) above.

Non-voting and subordinate voting shares are to be given full voting rights in these circumstances.

The term "Insider" is defined in the Securities Act (British Columbia) and generally includes directors, senior officers, the five highest paid employees and holders of greater than 10% of the voting securities of the Company.

The Company's Insiders participate in the Company's 2000 Plan. While it is not expected that Insiders, as a group, will necessarily acquire the majority of shares allocated under the 2000 Plan, it is possible that this could happen.

The number of shares that will be reserved for issuance under the amendment to the 2000 Plan may exceed 10% of the Company's issued and outstanding share capital. Accordingly, management will ask disinterested shareholders to approve the amendment to the 2000 Plan (see "Disinterested Shareholder Approval" below).

Terms of 2000 Plan

The 2000 Plan will terminate when all of the options have been granted or when the 2000 Plan is otherwise terminated by the Company. Any options outstanding when the 2000 Plan is terminated will remain in effect until they are exercised or they expire.

The 2000 Plan provides that stock options can be issued to directors, senior officers, employees, full-time dependent contractors, part-time dependent contractors and consultants of the Company or any of its affiliates or subsidiaries or to employees of companies providing management or administrative services to the Company.

The 2000 Plan provides that it is solely within the discretion of the Board to determine who should receive options and in what amounts.

Options granted under the 2000 Plan will be for a term not to exceed 5 years from the date of their grant unless the Company is categorized as a Tier 1 issuer, in which case the maximum term will be not more than 10 years from the date of grant. The options will be non-assignable except that they will be exercisable by the personal representative of the option holder in the event of the option holder's death.

All stock options and any shares issued on the exercise of stock options will be legended with a four month hold period from the date the stock options are granted.

As the number of options granted by the Company will likely exceed 10% of the Company's issued and outstanding shares, options granted under the terms of the 2000 Plan will be exercisable at a price which is not less than the Discounted Market Price (which is the market price less a discount of 25% for a closing price of $0.51 to $2.00 and a discount of 15% for a closing price above $2.00, subject to a minimum of $0.10 and to certain exemptions described in the CDNX policy manual). Options granted to a person who is engaged in investor relations activities will expire within a maximum of 30 days after the optionee ceases to be employed and options granted to all other persons will expire within a maximum of 90 days from the date the optionee ceases to hold their position or office.

For as long as the Company is categorized as a Tier 2 issuer, stock options granted under the 2000 Plan will be subject to vesting provisions over a period of not less than 18 months, although the Company generally institutes a 3 year vesting provision.

All of the other provisions described in this Information Circular regarding the CDNX's policy in respect of stock options are incorporated in the 2000 Plan.

The Company will not issue shares pursuant to options granted under the 2000 Plan until the shares have been fully paid for. The Company will not provide financial assistance to option holders to assist them in exercising their options.

Disinterested Shareholder Approval

To meet all of the requirements of the CDNX (see "Regulatory Requirements" above), the Company must obtain the approval of its disinterested shareholders by putting the proposal to amend the 2000 Plan to the members for a vote.

For the purposes of the vote, all of the Company's directors and its officers shall be considered Insiders, such that they and their associates may not vote on the matter.

Recommendation

The Company is of the view that the amendment to the 2000 Plan provides the Company with the flexibility necessary to attract and maintain the services of senior executives and other employees in competition with other businesses in the industry. Directors shall also have the authority to amend the 2000 Plan to reduce, but not increase, the benefits to its participants if in their discretion it is necessary or advisable in order to obtain any necessary regulatory approvals.

OTHER MATTERS

Management is not aware of any other matters that it anticipates will come before the Meeting as of the date of mailing of this Information Circular.

ON BEHALF OF THE BOARD OF DIRECTORS

"Iain Drummond"

President and Chief Executive Officer

Proxy

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
IMAGIS TECHNOLOGIES INC. TO BE HELD AT SUITE 1300,
1075 WEST GEORGIA STREET, VANCOUVER, BRITISH COLUMBIA
ON FRIDAY, JUNE 29, 2001, AT 2:00 P.M.

The undersigned Shareholder of the Company hereby appoints Iain Drummond, the President, Chief Executive Officer and a Director of the Company, or failing this person, Rory Godinho, a Director of the Company, or in the place of the foregoing,                                                            (please print the name), as proxyholder for and on behalf of the Shareholder with the power of substitution to attend, act and vote for and on behalf of the Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Shareholder was present at the said Meeting, or any adjournment thereof.

The Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Shareholder as specified herein.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

	For	Against
1. To fix the number of directors at six
2. To pass an ordinary resolution of disinterested shareholders to approve the amendment to the Company's stock option plan

	For	Withhold
3. To appoint and remunerate KPMG LLP, Chartered Accountants
4. To elect as Director - Iain Drummond
5. To elect as Director - Altaf Nazerali
6. To elect as Director - Rory Godinho
7. To elect as Director - Frederick Clarke
8. To elect as Director - Oliver "Buck" Revell
9. To elect as Director - Robert Gordon

INSTRUCTIONS FOR COMPLETION OF PROXY

  This Proxy is solicited by the Management of the Company.

  This form of proxy ("Instrument of Proxy") may not be valid unless it is signedby the Shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

  If this Instrument of Proxy is not dated in the space provided, authority is hereby given by the Shareholder for the proxyholder to date this proxy on the date on which it is received by CIBC Mellon Trust Company.

  A Shareholder who wishes to attend the Meeting and vote on the resolutions in person may do so as follows:

(a)     If the Shareholder is registered as such on the books of the Company, simply register the Shareholder's attendance with the scrutineers at the Meeting.

(b)     If the securities of a Shareholder are held by a financial institution, (i) cross off the management appointees' names and insert the Shareholder's name in the blank space provided; (ii) indicate a voting choice for each resolution or, alternatively, leave the choices blank if you wish not to vote until the Meeting; and (iii) sign, date and return the Instrument of Proxy to the financial institution or its agent. At the Meeting, a vote will be taken on each of the resolutions set out on this Instrument of Proxy and the Shareholder's vote will be counted at that time.

  A Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions may do either of the following:

(a)     To appoint one of the management appointees named on the Instrument of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Instrument of Proxy. Where no choice is specified by a Shareholder with respect to a resolution set out on the Instrument of Proxy, a management appointee acting as proxyholder will vote the securities as if the Shareholder had specified an affirmative vote.

(b)     To appoint another person, who need not be a Shareholder of the Company, to vote according to the Shareholder's instructions, cross off the management appointees' names and insert the Shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Instrument of Proxy. Where no choice is specified by the Shareholder with respect to a resolution set out on the Instrument of Proxy, this Instrument of Proxy confers discretionary authority upon the Shareholder's appointed proxyholder.

  The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Shareholder on any poll of a resolution that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

  If a registered Shareholder has returned the Instrument of Proxy, the Shareholder may still attend the Meeting and may vote in person should the Shareholder later decide to do so. However, to do so, the Shareholder must record his/her attendance with the scrutineers at the Meeting and revoke the Instrument of Proxy in writing.

To be represented at the Meeting, this Instrument of Proxy must be RECEIVED at the office of CIBC MELLON TRUST COMPANY by mail or by fax no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of CIBC Mellon Trust Company is P.O. Box 1900, Vancouver, British Columbia, V6C 3K9 and its
fax number is (604) 688-4301.

SUPPLEMENTAL MAILING LIST

R E T U R N C A R D

TO:     IMAGIS TECHNOLOGIES INC.

The undersigned certifies that the undersigned is the owner of securities of IMAGIS TECHNOLOGIES INC. ("Imagis") and requests that the undersigned be placed on Imagis' Supplemental Mailing List in order to receive the Corporation's interim financial statements.
DATED: ________________, 2001	Signature
Name - Please Print
Address

Postal Code
E-mail address
Name and title of person signing if different from name above.

In accordance with National Policy Statement No. 41 "Shareholder Communication", both registered and non-registered (beneficial) shareholders may request annually that their names be added to an issuer's supplemental mailing list in order to receive certain interim financial statements. If you wish to receive such statements, please complete and return this form to Imagis' registrar and transfer agent:

CIBC Mellon Trust Company
Suite 1600, 1066 West Hastings Street
Vancouver, British Columbia
V6E 3X1